Exhibit 10.1
Execution Copy
SECOND AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 2, 2011 by and among DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), DIAMONDROCK HOSPITALITY COMPANY, a corporation formed under the laws of the State of Maryland (the “Parent”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).
WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of August 6, 2010 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to, among other things, amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
Section 1. Specific Amendment to Credit Agreement. Subject to satisfaction of the conditions contained in Section 3 hereof, the parties hereto agree that the Credit Agreement is modified as follows:
(a) The Credit Agreement is amended by restating in full the definitions of “Applicable Margin”, “Implied Debt Service”, “LIBOR”, “Maximum Loan Availability” and “Termination Date” contained in Section 1.1 in their entirety as follows:
“Applicable Margin” means the percentage rate set forth below corresponding to the Pricing Ratio in effect at such time:

Level	Pricing Ratio	Applicable Margin
1	Less than 4.00 to 1.00	2.25%
2	Greater than or equal to 4.00 to 1.00 but less than 5.00 to 1.00	2.50%
3	Greater than or equal to 5.00 to 1.00 but less than 5.50 to 1.00	2.75%
4	Greater than or equal to 5.50 to 1.00 but less than 6.00 to 1.00	3.00%
5	Greater than or equal to 6.00 to 1.00	3.25%

The Applicable Margin shall be determined by the Administrative Agent from time to time, based on the Pricing Ratio as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 9.3. Any adjustment to the Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Borrower delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 9.3. If the Borrower fails to deliver a Compliance Certificate pursuant to Section 9.3., the Applicable Margin shall equal the percentage corresponding to Level 5 until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Notwithstanding the foregoing, for the period from the Second Amendment Effective Date through but excluding the date on which the Administrative Agent first determines the Applicable Margin for Loans as set forth above, the Applicable Margin shall be determined based on Level 1. Thereafter, the Applicable Margin shall be adjusted from time to time as set forth in this definition. The provisions of this definition shall be subject to Section 2.3.(c).
“Implied Debt Service” means (a) a given principal balance of Loans and amount of all Letter of Credit Liabilities multiplied by (b) the greatest of (i) 10% per annum, (ii) the highest per annum interest rate then applicable to any of the outstanding principal balance of the Loans and (iii) a mortgage debt constant for a loan calculated using a per annum interest rate equal to the yield on a 10 year United States Treasury Note at such time as determined by the Administrative Agent plus 3.50% and amortizing in full in a 25-year period.
“LIBOR” means, for the Interest Period for any LIBOR Loan, the rate of interest, rounded up to the nearest whole multiple of one-hundredth of one percent (0.01%), obtained by dividing (i) the rate of interest, rounded upward to the nearest whole multiple of one-sixteenth of one percent (0.0625%), referred to as the BBA (British Bankers’ Association) LIBOR rate as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rate for deposits in U.S. Dollars at approximately 9:00 a.m. Pacific time, two (2) Business Days prior to the date of commencement of such Interest Period for purposes of calculating effective rates of interest for loans or obligations making reference thereto, for an amount approximately equal to the applicable LIBOR Loan and for a period of time approximately equal to such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America). Any change in such maximum rate shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective. For the avoidance of doubt, the calculation of LIBOR is not subject to a “minimum” or “floor” rate of interest.
“Maximum Loan Availability” means, at any time, the lesser of (a) the aggregate amount of the Commitments at such time and (b) the amount by which (i) the lesser of (x) the Unencumbered Borrowing Base Value and (y) the aggregate principal balance of Loans and the amount of all Letter of Credit Liabilities that would cause the ratio of (A) Adjusted NOI of the Unencumbered Borrowing Base Properties at such time to (B) Implied Debt Service for such period determined with respect to such principal balance of Loans and amount of Letter of Credit Liabilities to equal 1.35 to 1.00 exceeds (ii) all Secured Recourse Indebtedness of the Parent and its Subsidiaries.

“Termination Date” means August 6, 2014, or such later date to which the Termination Date may be extended pursuant to Section 2.11.
(b) The Credit Agreement is amended by inserting the following new definitions of “Pricing Ratio” and “Second Amendment Effective Date” in the correct alphabetical order in Section 1.1 thereof:
“Pricing Ratio” means the ratio of (i) Total Indebtedness as of any date of determination to (ii) the EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for the period of twelve consecutive fiscal months most recently ending; provided, however, solely for purposes of determining the Pricing Ratio, (a) if a Property has not continuously operated for the immediately preceding period of twelve consecutive months, then the EBITDA of such Person attributable to such Property shall be calculated by annualizing the historical EBITDA attributable to such Property for the most recently ending period for which it has been in continuous operation, determined on a pro forma basis reasonably acceptable to the Administrative Agent, (b) EBITDA of such Person attributable to any Property that was acquired during the period of twelve consecutive fiscal months most recently ending shall include EBITDA attributable to such Property during any portion of such period that occurred prior to such acquisition, as determined by the Borrower (subject to the reasonable approval of the Administrative Agent), based on the operating statements received from the prior owner or operator, (c) Total Indebtedness shall be determined net of the amount of unrestricted and Lien-free cash and Cash Equivalents in excess of $15,000,000 and (d) Total Indebtedness shall not include purchase obligations of the Parent and any of its Subsidiaries in respect of 136-140 West 42nd Street, New York, New York.
“Second Amendment Effective Date” means June 2, 2011.
(c) The Credit Agreement is amended by deleting the definition of “Floating Rate Indebtedness” contained in Section 1.1 in its entirety.
(d) The Credit Agreement is amended by restating the first sentence of Section 2.14. thereof in its entirety as follows:
The Borrower shall have the right to request increases in the aggregate amount of the Commitments by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any such increases the aggregate amount of the Commitments shall not exceed $400,000,000.

(e) The Credit Agreement is amended by restating the table set forth in subsection (b) of Section 3.5. in its entirety as follows:

Amount by Which Commitments Exceed Loans and Letter of Credit Liabilities	Unused Fee
$0 to and including an amount equal to 50% of the aggregate amount of Commitments	0.30% per annum
Greater than an amount equal to 50% of the aggregate amount of Commitments	0.40% per annum
(f) The Credit Agreement is amended by restating subsection (d) of Section 3.5. in its entirety as follows:
(d) Credit Extension Fee. If the Termination Date is being extended in accordance with Section 2.11., the Borrower shall pay to the Administrative Agent for the account of each Lender a fee equal to one quarter of one percent (0.25%) of the amount of such Lender’s Commitment (whether or not utilized). Such fee shall be due and payable in full on the effective date of such extension.
(g) The Credit Agreement is amended by restating clause (v) in Section 4.1.(b) in its entirety as follows:
(v) a Compliance Certificate showing (x) pro forma compliance with the covenants set forth in Section 10.1. and (y) pro forma effect on the Pricing Ratio, in each case, after giving effect to the addition of such Property in the calculations of the Unencumbered Borrowing Base Values; and
(h) The Credit Agreement is amended by restating subsection (b) of Section 4.2. in its entirety as follows:
(b) the Borrower shall have delivered a Compliance Certificate showing (x) pro forma compliance with the covenants set forth in Section 10.1. and (y) pro forma effect on the Pricing Ratio, in each case, after giving effect to such Reclassification; and
(i) The Credit Agreement is amended by restating the first sentence of Section 9.3 in its entirety as follows:
At the time financial statements are furnished pursuant to Sections 9.1. and 9.2., and if the Requisite Lenders reasonably believe that an Event of Default specified in Sections 11.1.(a), 11.1.(b), 11.1.(c)(1) resulting from noncompliance with Section 10.1. and 11.1.(f) or a Default specified in Section 11.1.(g) may occur, then within 10 days of the Administrative Agent’s request with respect to any other fiscal period, a certificate substantially in the form of Exhibit I (a “Compliance Certificate”) executed by the chief financial officer or chief accounting officer of the Parent, among other things, (a) setting forth in reasonable detail as of the end of such quarterly accounting period, fiscal year, or other fiscal period, as the case may be, the calculations required to establish (x) whether the Borrower was in compliance with the covenants contained in Sections 10.1., 10.2 and 10.4. and (y) the Pricing Ratio; and (b) stating that, to the best of his or her knowledge, information and belief after due inquiry, no Default, Event of Default or breach of any covenant under this Credit Agreement exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such event, condition or failure.

(j) The Credit Agreement is amended by restating subsections (b), (c) and (d) of Section 10.1. in their entirety as follows:
(b) Minimum Fixed Charge Coverage Ratio. The Parent and the Borrower shall not at any time permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries for the period of twelve consecutive fiscal months most recently ending to (ii) Fixed Charges for such period, to be less 1.50 to 1.00.
(c) Reserved.
(d) Minimum Tangible Net Worth. The Parent and the Borrower shall not permit Tangible Net Worth at any time to be less than (i) $1,800,000,000 plus (ii) 85% of the Net Tangible Proceeds of all Equity Issuances effected by the Parent and its Subsidiaries after March 26, 2010 (other than Equity Issuances to the Parent, the Borrower or any Subsidiary).
(k) The Credit Agreement is amended by replacing Exhibit I attached thereto with Exhibit I attached hereto.
Section 2. Approval of Manager. Subject to satisfaction of the conditions contained in Section 3 hereof, the Administrative Agent hereby approves Highgate Hotels, LP and Sage Management Services, Inc., and their respective Affiliates, as Approved Managers, pursuant to and as defined in the Credit Agreement.
Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:
(a) A counterpart of this Amendment duly executed by the Borrower, the Parent and all of the Lenders;
(b) An Acknowledgement substantially in the form of Exhibit B attached hereto, executed by each Guarantor;
(c) An opinion of counsel to the Borrower and the other Loan Parties addressed to the Administrative Agent and the Lenders covering such matters as the Administrative Agent may reasonably request;
(d) Evidence that the Borrower shall have paid all Fees due and payable with respect to this Amendment (including, without limitation, the Fees described in Section 7 below); and
(e) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 4. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a) Authorization. Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each of the Borrower and the Parent and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each of the Borrower and the Parent enforceable against each such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.
(b) Compliance with Laws, etc. The execution and delivery by each of the Borrower and the Parent of this Amendment and the performance by each such Person of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.
(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.
(d) Guarantors. As of the date hereof, each Subsidiary required to be a Guarantor under the Credit Agreement has become a Guarantor.
Section 5. Reaffirmation of Representations. Each of the Borrower and the Parent hereby repeats and reaffirms all representations and warranties made by such Person to the Administrative Agent, the Issuing Bank and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.
Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed to be a Loan Document.
Section 7. Amendment Fee. In consideration of the Lenders party hereto amending the Credit Agreement as provided herein, the Borrower agrees to pay to the Administrative Agent for the account of each Lender executing this Amendment an amendment fee equal to 0.25% of the amount of such Lender’s Commitment (whether or not utilized).
Section 8. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Second Amended and Restated Credit Agreement to be executed as of the date first above written.

DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP
By:	DiamondRock Hospitality Company, its sole General Partner

By:
Name:
Title:

DIAMONDROCK HOSPITALITY COMPANY
By:
Name:
Title:
[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
By:
Name:
Title:
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[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender
By:
Name:
Title:
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[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

CITIBANK, N.A., as a Lender
By:
Name:
Title:
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[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:
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[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
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[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
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[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

GOLDMAN SACHS BANK USA, as a Lender
By:
Name:
Title:
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[Signature Page to Second Amendment to Second Amended and Restated Credit Agreement
for DiamondRock Hospitality Limited Partnership]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:
Name:
Title:

EXHIBIT I

FORM OF COMPLIANCE CERTIFICATE
                                        , 20__
Wells Fargo Bank, National Association
1750 H Street, NW, #400
Washington, D.C. 20006
Attention: Mark F. Monahan
Telecopier: 202-429-2985
Telephone: 202-303-3017
Wells Fargo Bank, National Association
MAC E2231-050
2030 Main Street, Suite 500
Irvine, CA 92614
Attention: Liz Donchey
Telecopier: 949-251-4983
Telephone: 949-251-4337
Each of the Lenders Party to the Credit Agreement referred to below
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Credit Agreement dated as of August 6, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among DiamondRock Hospitality Limited Partnership (the “Borrower”), DiamondRock Hospitality Company (the “Parent”), the financial institutions party thereto and their assignees under Section 13.6. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.
Pursuant to Section 9.3 of the Credit Agreement, the undersigned hereby certifies, in such person’s corporate and not individual capacity, to the Administrative Agent and the Lenders that:
1. The undersigned is the [                                                            ] of the Parent.
2. The undersigned has examined the books and records of the Parent and the Borrower and has conducted such other examinations and investigations as are reasonably necessary to provide this Compliance Certificate.
3. As of the date of this Compliance Certificate, to the best of my knowledge, information and belief after due inquiry, no Default or Event of Default exists and the Borrower and its Subsidiaries are in compliance with all covenants under the Credit Agreement. [if such is not the case, specify such Default, Event of Default or covenant non-compliance and its nature, when it occurred and whether it is continuing and the steps being taken by the Borrower with respect to such event, condition or failure].

4. Attached hereto as Schedule 1(a) are reasonably detailed calculations establishing whether or not the Borrower and its Subsidiaries were in compliance with the covenants contained in Sections 10.1., 10.2. and 10.4. of the Credit Agreement.
5. Attached hereto as Schedule 1(b) are reasonably detailed calculations establishing the Pricing Ratio.
6. [Attached hereto as Schedule 2 is a report setting forth a statement of Adjusted Funds From Operations for the trailing four (4) fiscal quarters ending June 18, 2010, the last day of our 2010 Second Fiscal Quarter]1 [Attached hereto as Schedule 2 is a report setting forth a statement of Adjusted Funds From Operations as of the last day of the [fiscal [quarter/year]]].
7. [Attached hereto as Schedule 3 is a list of all Persons that are a Material Subsidiary or a Significant Subsidiary as of the date hereof] 2 [Attached hereto as Schedule 3 is a list of all Persons that have become a Material Subsidiary or a Significant Subsidiary since the date of the Compliance Certificate most recently delivered by the Borrower or the Parent prior to the date hereof.]
8. [Attached hereto as Schedule 4 is a report of the Properties of the Parent, the Borrower and each of the other Subsidiaries, including their Net Operating Income for the trailing four (4) fiscal quarters ending June 18, 2010, the last day of our 2010 Second Fiscal Quarter and mortgage debt as of the date hereof, if any, in each case, as of the date hereof.]3 [Attached hereto as Schedule 4 is a report of newly acquired Properties of the Parent, the Borrower and each of the other Subsidiaries, including their Net Operating Income for the trailing four (4) fiscal quarters ending                     , purchase price, and principal amount of the mortgage debt as of the date hereof, if any, since the date of the Compliance Certificate most recently delivered by the Borrower or the Parent prior to the date hereof.]
9. As of the date hereof [the aggregate outstanding principal amount of all outstanding Loans is less than or equal to the Maximum Loan Availability at such time]. [there are no Loans outstanding.]
10. Schedule 5 attached hereto accurately and completely sets forth, in reasonable detail, the information to determine the Unencumbered Borrowing Base Value of all Unencumbered Borrowing Base Properties and Maximum Loan Availability as of                     , 20  _____, including, without limitation, the aggregate principal amount of all Secured Recourse Indebtedness. 4

[1]	Substitute this statement and the corresponding Schedule, upon the delivery of this Certificate on the Closing Date.

[2]	Substitute this statement and the corresponding Schedule, upon the delivery of this Certificate on the Closing Date.

[3]	Substitute this statement and the corresponding Schedule, upon the delivery of this Certificate on the Closing Date.

[4]
If this Certificate is delivered in connection with the submission of an Eligible Unencumbered Borrowing Base Property as an Unencumbered Borrowing Base Property pursuant to Section 4.1.(b), then each of the calculations set forth on Schedules 3 should include such Property as if it is already an Unencumbered Borrowing Base Property.

11. [Each Property listed on Schedule 6 attached hereto constitutes an Eligible Borrowing Base Property and the Administrative Agent has received such information and reports regarding such Property as required under Section 4.1.(b) of the Credit Agreement.]5
12. [Schedule 7 attached hereto accurately and completely sets forth, in reasonable detail, the information required to determine the Unencumbered Borrowing Base Value of each Eligible Unencumbered Borrowing Base Property as of                     , 20_____.]6
13. The representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents to which any is a party, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Credit Agreement or the other Loan Documents.
IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

[INSERT NAME], as [ ] of
DiamondRock Hospitality Company

[5]
Include this statement and the corresponding Schedule, if this Certificate is delivered in connection with the submission of an Eligible Unencumbered Borrowing Base Property as an Unencumbered Borrowing Base Property pursuant to Section 4.1.(b).

[6]
Include this statement and the corresponding Schedule, if this Certificate is delivered in connection with the submission of an Eligible Unencumbered Borrowing Base Property as an Unencumbered Borrowing Base Property pursuant to Section 4.1.(b).

Schedule 1(a)
Financial Covenant Compliance
[Calculations to be Attached]

Schedule 1(b)
Pricing Ratio
[Calculations to be Attached]

Schedule 2
Adjusted Funds From Operation
[Report to be Attached]

Schedule 3
Material Subsidiary or a Significant Subsidiary since                      __, 20__

Schedule 4
New Properties
[Report to be Attached]

Schedule 5
Maximum Loan Availability
[Report to be Attached]

Schedule 6
Eligible Borrowing Base Properties
[Report to be Attached]

Schedule 7
Unencumbered Borrowing Base Value of each Eligible Unencumbered Borrowing Base Property
[Report to be Attached]

Exhibit B
FORM OF GUARANTOR ACKNOWLEDGEMENT
THIS GUARANTOR ACKNOWLEDGEMENT dated as of June 2, 2011 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELL FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), the Issuing Bank and each Lender a party to the Credit Agreement referred to below.
WHEREAS, DiamondRock Hospitality Limited Partnership (the “Borrower”), DiamondRock Hospitality Company (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of August 6, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of August 6, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;
WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a Second Amendment to Second Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and
WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.
Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

B-1

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS: DIAMONDROCK HOSPITALITY COMPANY
By:
Name:
Title:

BLOODSTONE TRS, INC.
By:
Name:
Title:

DIAMONDROCK ALPHARETTA OWNER, LLC
By:
Name:
Title:

DIAMONDROCK ALPHARETTA TENANT, LLC
By:
Name:
Title:
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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK ATLANTA PERIMETER OWNER, LLC
By:
Name:
Title:

DIAMONDROCK ATLANTA PERIMETER TENANT, LLC
By:
Name:
Title:

DIAMONDROCK BETHESDA OWNER LIMITED PARTNERSHIP
By:	DIAMONDROCK BETHESDA GENERAL, LLC, its general partner

By:
Name:
Title:
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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK BETHESDA TENANT, LLC
By:
Name:
Title:

DIAMONDROCK BOSTON OWNER, LLC
By:
Name:
Title:

DIAMONDROCK BOSTON TENANT, LLC
By:
Name:
Title:

DIAMONDROCK CHICAGO CONRAD OWNER, LLC
By:
Name:
Title:
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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK CHICAGO CONRAD TENANT, LLC
By:
Name:
Title:

DIAMONDROCK GRIFFIN GATE OWNER, LLC
By:
Name:
Title:

DIAMONDROCK GRIFFIN GATE TENANT, LLC
By:
Name:
Title:
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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK OAK BROOK OWNER, LLC
By:
Name:
Title:

DIAMONDROCK OAK BROOK TENANT, LLC
By:
Name:
Title:

DIAMONDROCK SONOMA OWNER, LLC
By:
Name:
Title:

DIAMONDROCK SONOMA TENANT, LLC
By:
Name:
Title:
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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK TORRANCE OWNER, LLC
By:
Name:
Title:

DIAMONDROCK TORRANCE TENANT, LLC
By:
Name:
Title:

DIAMONDROCK VAIL OWNER, LLC
By:
Name:
Title:
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[Signature Page to Guarantor Acknowledgement for
DiamondRock Hospitality Limited Partnership]

DIAMONDROCK VAIL TENANT, LLC
By:
Name:
Title: